                                                                    Exhibit 99.3



                    AMENDMENT NO. 2 TO SUBSCRIPTION AGREEMENT

         This Amendment No. 2, dated as of December 29, 1999 (the "AMENDMENT"), to the Subscription Agreement, dated as of September 27, 1999, as amended (the "AGREEMENT"), by and among Keystone Property Trust (the "SELLER"), Jeffrey E. Kelter ("KELTER") and Hudson Bay Partners II, L.P. ("HUDSON BAY") is entered into by and among Seller, Kelter, Hudson Bay, Hudson Bay Partners, Inc., Crescent Real Estate Equities Limited Partnership, Pond's Edge Associates, LLC, David H. Lesser and Robert F. Savage (each a "PURCHASER" and together the "PURCHASERS"). All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such term in the Agreement.

                                    RECITALS

         WHEREAS, American Real Estate Investment Corporation, Kelter and Hudson Bay entered into the Agreement dated as of September 27, 1999, as amended by that certain Amendment No. 1 to Subscription Agreement dated as of October 29, 1999 (the "FIRST AMENDMENT");

         WHEREAS, Kelter and Hudson Bay have already purchased common shares in previous closings; and

         WHEREAS, the parties desire to amend the Agreement whereby the Purchasers agree to be bound by the terms and conditions of the Agreement.

         NOW, THEREFORE, the Seller and Purchasers desire to amend the Agreement as follows:

         1. Exhibit A to the Agreement is hereby amended to read in its entirety as follows:


                                    EXHIBIT A

                                   PURCHASERS

NAME AND ADDRESS                                     NUMBER OF COMMON SHARES

Jeffrey E. Kelter                                             586,207
40 Duck Pond Road
Glen Cove, NY  11542

Hudson Bay Partners II, L.P.                                   96,275
237 Park Avenue, Suite 900
New York, NY 10017

Hudson Bay Partners, Inc..                                        252
237 Park Avenue, Suite 900
New York, NY 10017

Crescent Real Estate Equities Limited Partnership             406,559
c/o Crescent Real Estate  Equities, Ltd.
777 Main Street, Suite 2100
Fort Worth, TX 76102

Pond's Edge Associates, LLC                                    23,915
18 Pfizer Road
Bernardsville, NJ 07924

David H. Lesser                                                47,317
c/o Hudson Bay Partners, L.P.
237 Park Avenue, Suite 900
New York, NY 10017

Robert F. Savage
c/o Hudson Bay Partners, L.P.                                  11,889
237 Park Avenue, Suite 900
New York, NY 10017



         2. The Purchasers agree to be bound by the terms and conditions of the Agreement, as amended by the First Amendment and this Amendment.

         3. Except as otherwise provided herein, the Agreement shall remain unmodified and in full force and effect.

         4. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed therein.

         5. This Amendment may be executed in one or more counterparts, each of which together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be signed as of the date first written above.


                                      KEYSTONE PROPERTY TRUST


                                      By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                      HUDSON BAY PARTNERS II, L.P.


                                      By: Hudson Bay Partners, Inc., its
                                           General Partner


                                      By:
                                          -------------------------------------
                                          Name:  David H. Lesser
                                          Title:  President


                                      HUDSON BAY PARTNERS, INC.


                                      By:
                                          -------------------------------------
                                          Name:  David H. Lesser
                                          Title:  President


                                      CRESCENT REAL ESTATE EQUITIES
                                      LIMITED PARTNERSHIP

                                      By:                                  , its
                                          ---------------------------------
                                           General Partner


                                      By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                      POND'S EDGE ASSOCIATES, LLC

                                      By:                                  , its
                                          ---------------------------------
                                           Managing Member


                                      By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                          -------------------------------------
                                          Jeffrey E. Kelter




                                          -------------------------------------
                                          David H. Lesser




                                          -------------------------------------
                                          Robert F. Savage


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